Land Use Right, Net	6 Months Ended
Mar. 31, 2023
Land Use Right Net [Abstract]
LAND USE RIGHT, NET
11.	LAND USE RIGHT, NET

As of September 30, 2022 and March 31, 2023, land use right, net consisted of the following:

	2022	2023
	(unaudited)
Land use right	$6,875,756	$1,775,788
Accumulated amortization	(193,060)	(8,879)
Land use right, net	$6,682,696	$1,766,909

For the six months ended March 31, 2022 and 2023, the Company recognized amortization expense of $126,442 and $105,398, respectively.

(1)	Land use right of Tianjia Jiahao

On June 28, 2021, Jiangsu EZGO has completed the asset acquisition of Tianjin Jiahao for $10.16 million, and Tianjin Jiahao became Jiangsu EZGO’s wholly owned subsidiary. For the recent five years, Tianjin Jiahao did not have employee or generate any revenue; and the assets of Tianjin Jiahao only consisted of buildings and land-used right, which was considered it inputs, thus, according to ASC 805-10-55-3A&4, Tianjin Jiahao was not a business. The acquisition of Tianjin Jianhao was accounted for as asset acquisition. The purchase price was allocated to the buildings and land use right based on their respective estimated FVs. The land use right is in Tianjin city, Hebei province. In January 2022, the original value was $3.1 million of the buildings was re-allocated to land use right according to a formal valuation report issued by the independent third-party valuation specialist. The remaining land use right has a term of 36.5 years and will expire on December 4, 2057.

As mentioned previously in Note 9, the land use right of Tianjin Jiahao was also disposed at the carrying amount of $6,823,791 in the transfer of all 100% of the equity interests of Tianjin Jiahao to the Buyer.

(2)	Land use right of Jiangsu New Energy

In January 2023, Jiangsu New Energy acquired land use rights of $1,775,788 from local government mainly to build manufacturing factories in Changzhou, Jiangsu province.